                                                                Exhibit 10.9

Steelcase Financial Services Inc.
a Steelcase Company
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MASTER LEASE AGREEMENT                                              Number 14130

THIS MASTER LEASE AGREEMENT is dated and effective as of APRIL 19, 2000, (the "Effective Date"), by and between Steelcase Financial Services Inc., a Michigan corporation, located at 901 44th Street S.E., Grand Rapids, MI 49508 (together with any successors or assigns, the "Lessor"), and the Lessee indicated below (the "Lessee").

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LESSEE
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Full Legal Name               Trade Name
C ME RUN CORP

Mailing Address               City                        State       Zip
1 CABOT ROAD                  HUDSON                      MA          01749-

Type of Legal Entity          State of organization       Date of Establishment
CORPORATION                   DE                          1999

1. LEASE. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor all of the tangible personal property listed on each Equipment Schedule executed from time to time pursuant to this Agreement (each, an "Equipment Schedule"). Each Equipment Schedule shall be substantially in the form annexed hereto as Annex A, shall incorporate by reference therein all of the terms and conditions of this Agreement and shall include such other terms and conditions upon which the parties have agreed (each Equipment Schedule, together with this Agreement as it relates to such Schedule, is referred to herein as a "Lease"). With respect to each Lease, capitalized terms not defined in this Agreement shall have the meanings stated in the applicable Equipment Schedule.

2. NET LEASE. EACH LEASE IS A NET LEASE, AND LESSEE SHALL PAY ALL COSTS AND EXPENSES OF EVERY CHARACTER, WHETHER FORESEEN OR UNFORESEEN, ORDINARY OR EXTRAORDINARY, IN CONNECTION WITH THE USE, POSSESSION, STORAGE, MAINTENANCE AND REPAIR OF THE EQUIPMENT. LESSEE IS UNCONDITIONALLY OBLIGATED TO PAY PERIODIC RENT AND ALL OTHER AMOUNTS DUE UNDER EACH LEASE REGARDLESS OF ANY DEFECT IN OR DAMAGE TO THE EQUIPMENT, LOSS OF POSSESSION OR USE OF THE EQUIPMENT OR DESTRUCTION OF THE EQUIPMENT FROM ANY CAUSE WHATSOEVER. LESSEE'S OBLIGATIONS UNDER EACH LEASE SHALL CONTINUE UNTIL SPECIFICALLY TERMINATED AS PROVIDED THEREIN. LESSEE IS NOT ENTITLED TO ANY ABATEMENT, REDUCTION, RECOUPMENT, DEFENSE, OR SET-OFF AGAINST PERIODIC RENT OR OTHER AMOUNTS DUE TO LESSOR UNDER EACH LEASE, WHETHER ARISING OUT OF SUCH LEASE (INCLUDING ANY BREACH, DEFAULT OR MISREPRESENTATION OF LESSOR) OR OUT OF LESSOR'S STRICT LIABILITY OR NEGLIGENCE, OR OTHERWISE.

3. TERM. The term of this Agreement shall commence on the Effective Date and shall continue in effect thereafter as long as any Lease remains in effect. The term of each Lease shall commence on the Lease Commencement Date as set forth in a Delivery and Acceptance Certificate signed by the Lessee in substantially the form annexed hereto as Annex B (the "Lease Commencement Date") and shall continue thereafter for the lease term set forth in the applicable Equipment Schedule (the "Lease Term"). Unless Lessee shall have given due notice of the exercise of one of the options available to Lessee under Section 13 hereof or shall have given Lessor written notice of nonrenewal at least 30 days prior to the expiration of any Lease Term, such Lease Term shall automatically renew for successive monthly periods until terminated by Lessee or Lessor upon at least 30 days prior written notice.

4. RENT. Lessee agrees to pay Periodic Rent in the amount specified in each Equipment Schedule (the "Periodic Rent"). The Initial Periodic Rent payment for each Lease shall be due on the date the Equipment is accepted by Lessee and subsequent Periodic Rent payments shall be due as specified on the applicable Equipment Schedule. All Periodic Rent and other amounts payable under each Lease (collectively referred to herein as "Rent") shall be paid to Lessor at the address specified on the applicable Equipment Schedule or at such other address as Lessor may specify thereafter in writing. If any Periodic Rent or other Rent payment is not paid within 10 days of its due date, Lessee agrees to pay as additional Rent a late charge equal to 5% of such unpaid Rent payment plus 1 1/2% per month of any amount due and unpaid for more than 30 days, or, if less, the maximum amount permitted under applicable law. Periodic Rent payable during any automatic renewal period described in Section 3 hereof shall be equal to the highest Periodic Rent payable during the initial Lease Term.

      Lessee hereby agrees that the amount of the Periodic Rent payments and Purchase Option Price under each Lease shall be adjusted to reflect any change in the Cost to Lessor set forth in the applicable Equipment Schedule as a result of Equipment change orders or returns, invoicing errors or other similar events. In the event of any such adjustment, Lessor will furnish to Lessee a written notice stating the final Cost to Lessor, Periodic Rent and Purchase Option Price.

5. DISCLAIMER OF WARRANTIES. LESSEE ACKNOWLEDGES AND AGREES THAT: (a) EACH ITEM OF EQUIPMENT IS OF A TYPE, DESIGN, QUALITY AND MANUFACTURE SELECTED BY LESSEE, ACCEPTABLE TO LESSEE AND SUITABLE FOR LESSEE'S PURPOSES; (b) LESSOR IS NOT THE MANUFACTURER OR SUPPLIER OF THE EQUIPMENT OR THE REPRESENTATIVE OF EITHER; (c) LESSOR IS NOT REQUIRED TO ENFORCE ANY MANUFACTURER'S WARRANTIES ON BEHALF OF ITSELF OR LESSEE; (d) LESSOR HAS NOT INSPECTED AND IS NOT OBLIGATED TO INSPECT THE EQUIPMENT; (e) LESSOR LEASES THE EQUIPMENT TO LESSEE AS IS WITHOUT WARRANTY OR REPRESENTATION EITHER EXPRESS OR IMPLIED, AND THE LESSOR EXPRESSLY DISCLAIMS ANY WARRANTY, EXPRESS OR IMPLIED, AS TO (i) THE TITLE, CONDITION, FITNESS FOR USE FOR A PARTICULAR PURPOSE, DESIGN, COMPLIANCE WITH SPECIFICATIONS, OPERATION, OR MERCHANTABILITY THEREOF, (ii) THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCERNABLE, (iii) THE ABSENCE OF INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT OR (iv) ANY OTHER MATTER WHATSOEVER, IT BEING AGREED THAT ALL SUCH RISKS, AS BETWEEN THE LESSOR AND THE LESSEE, ARE TO BE BORNE BY THE LESSEE.

6. USE, OPERATION AND RETURN OF EQUIPMENT.

      (a) Lessee agrees at its own expense to: (i) maintain the Equipment in good appearance and condition, reasonable wear and tear excepted; and (ii) use the Equipment in the manner for which it was intended and in compliance with all applicable laws and manufacturer requirements and recommendations.

      (b) Lessee agrees not to attach to the Equipment any accessory, equipment, or device not leased from Lessor unless it is easily removable without damaging the Equipment. Lessee agrees to pay all costs for parts, alterations, and additions to the Equipment (including those required by law), all of which immediately shall become the property of Lessor. Lessor and Lessee intend that the Equipment shall remain personal property to Lessor.

      (c) Provided that no Default, as defined herein, has occurred and is continuing, Lessee is authorized on behalf of Lessor to enforce in its own name (and at its own expense) any warranty, indemnity, or rights to damages relating to the Equipment which Lessor has against the supplier of such Equipment.


Form: SC.ML1001
[ILLEGIBLE]                                                          Page 1 of 4

Steelcase Financial Services Inc.
a Steelcase Company
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C ME RUN CORP                                                              14130

      (d) Not later than the expiration date of each Lease Term, Lessee agrees, at its own expense and risk, to: (i) effect any repairs necessary to place the applicable Equipment in the same condition as when received by Lessee, reasonable wear and tear excepted; (ii) cause such Equipment to be disassembled and crated in a workmanlike manner in accordance with the manufacturer's recommendations (if any); and (iii) deliver such Equipment, freight prepaid, to a carrier selected by Lessor for shipment to a location in the continental U.S. selected by Lessor. "Reasonable wear and tear" does not include (i) burns, tears in material or large scratches, gouges, dents, discolorations or stains, (ii) damage to drawers, runners, or locks such that they are not in good working order or (iii) the loss of all keys for any locks.

      (e) If Lessee shall, for any reason whatsoever, fail to return any Equipment at the time required by the applicable Lease, the obligations of Lessee as provided in such Lease shall continue in effect with respect to such Equipment until such Equipment is returned to the Lessor, and the amount of each Periodic Rent payment shall be equal to the highest Periodic Rent payment during the Lease Term of such Lease. However, this Section 6(e) shall not be construed as permitting Lessee to fail to meet its obligation to return the Equipment in accordance with the requirements of the applicable Lease or constitute waiver of any Default.

7. LOSS OR DAMAGE. Lessee shall bear the risk of any disappearance of, damage to or loss of any item of Equipment from any cause whatsoever (a "Casualty Occurrence"). Lessee shall promptly notify Lessor in writing of any Casualty Occurrence. Upon a Casualty Occurrence: (a) if the affected equipment is repairable, Lessee shall, at Lessee's expense, promptly restore the Equipment to good repair, condition and working order in accordance with the manufacturer's recommendations and to the reasonable satisfaction of Lessor; or (b) if the affected Equipment is an actual or constructive total loss or otherwise is not repairable, Lessee shall pay to Lessor on or before the next Periodic Rent Payment Date (such payment date, the "Casualty Payment Date") an amount equal to the sum of (i) all amounts due and unpaid under the applicable Lease as of the Casualty Payment Date (including all Periodic Rent payments in respect of such Equipment, which shall be pro rated to the Casualty Payment Date, and any indemnity obligations), plus (ii) the present value of all future Periodic Rent payments for such Equipment, discounted on an annual basis at a discount rate equal to the ask yield to maturity of the U.S. Treasury Bill issue maturing in 180 days (or the issue maturing closest thereto), as published in the Wall Street Journal for the immediately preceding Rent Payment Date (or the next preceding business day if such date is not a business day), which Lessee agrees is a commercially reasonable rate (the "Discount Rate") from the scheduled payment dates to the Casualty Payment Date, plus (iii) the present value of the greater of (x) the anticipated residual value of the affected Equipment at the end of the relevant Lease Term, as determined by the Lessor for purposes of calculating the relevant Periodic Rent and Purchase Option Price or (y) the then expected fair market value of the affected Equipment at the end of the relevant Lease Term, in each case discounted on an annual basis at the Discount Rate from the expiration of the Lease Term to the Casualty Payment Date; provided, that if the Purchase Option Price is a fixed amount, the value calculated pursuant to the foregoing clause (iii) shall not exceed the present value of such fixed Purchase Option Price, discounted on an annual basis at the Discount Rate from the expiration date of the relevant Lease term to the Casualty Payment Date, if Lessee is required to repair the affected Equipment pursuant to clause (a) of the foregoing sentence, the insurance proceeds actually received by Lessor, if any, pursuant to Section 8 hereof shall be applied first to pay any amounts then due under this Agreement or any Lease and then shall be paid to Lessee upon proof satisfactory to Lessor that such repair has been completed as required herein. In the event Lessee is obligated to pay to Lessor the amounts set forth in clause (b) of the foregoing sentence, Lessee shall be entitled to a credit against such amounts equal to the amount of insurance proceeds actually received by Lessor, if any, pursuant to Section 8 hereof on account of such Equipment and upon payment in full of all amounts set forth in such clause (b), Lessor shall assign to Lessee and Lessee's insurers, as their interests may appear, all of Lessor's interest in such Equipment on an as is, where is basis, without representation or warranty, express or implied, and the Lease in respect of such Equipment shall terminate.

8. INSURANCE. Lessee agrees, at its own expense, to keep the Equipment insured with companies acceptable to Lessor and to maintain primary coverage consisting of (a) actual cash value all risk insurance on the Equipment, naming Lessor and Lessee as sole loss payees, as their interests may appear, and (b) combined limit public liability and property damage insurance of not less than $1,000,000 per occurrence (or such other amounts as Lessor reasonably may require by notice to Lessee) naming Lessee as insured and Lessor as an additional insured. The insurance shall provide for not less than 30 days prior written notice to Lessor of any material change, cancellation or non-renewal of the policy. Premiums for all such insurance shall be prepaid. Lessee shall deliver evidence of such insurance to Lessor upon request, and shall promptly provide to Lessor all information pertinent to any occurrence which may become the basis of a claim. Lessee will not make claims adjustments with insurers except with Lessor's prior written consent.

9. REPRESENTATIONS AND WARRANTIES OF LESSEE. Lessee represents and warrants to Lessor that as of the date hereof:

      (a) Lessee has adequate power and capacity to enter into this Agreement and each Lease, any documents relating to the purchase of Equipment and any other documents required to be delivered in connection herewith or therewith (collectively, the "Documents"); the Documents have been duly authorized, executed, and delivered by Lessee and constitute valid, legal, and binding agreements, enforceable in accordance with their terms; there are no legal or other proceedings presently pending or threatened against Lessee which may impair its ability to perform under the Documents or affect the validity thereof; and all information which has been supplied to Lessor is accurate and complete.

      (b) Lessee's execution of the Documents and its leasing of the Equipment does not and will not (i) violate Lessee's organizational documents or any judgment, order or law applicable to this Agreement or any Lease or Lessee; (ii) violate or require consent under any agreement to which Lessee is a party or to which Lessee's property is subject; or (iii) result in the creation of any lien, security interest, or other encumbrance upon the Equipment except in favor of the Lessor.

      (c) All financial data of Lessee or of any consolidated group of companies of which it is a member ("Lessee Group") delivered to Lessor have been prepared in accordance with generally accepted accounting principles applied on a consistent basis with prior periods and fairly present the financial position and results of operations of Lessee, or of the Lessee Group, as of the stated date and for the indicated periods. Since the date of the most recently delivered financial data, there has been no material adverse change in the financial or operating condition of the Lessee or of the Lessee Group.

      (d) If Lessee is a corporation, partnership or limited liability company, it is and will be validly existing and in good standing under the laws of the state of its organization; the persons signing the Lease are acting with the full authority of the board of directors, partners, members or managers, as the case may be, and such persons hold the offices indicated below their signatures, which are genuine.

10. COVENANTS OF LESSEE.

      (a) Lessee agrees that title to each item of Equipment shall remain with the Lessor at all times and the Lessee shall have no right, title or interest therein except as expressly set forth in each Lease. Lessee agrees that it will keep the Equipment free and clear from all claims, liens, and encumbrances (except in favor of the Lessor) and will not assign, sublet, or grant a security interest in the Equipment or in any Lease without Lessor's prior written consent. As additional security for the performance of Lessee's obligations hereunder and under each Lease, Lessee hereby grants to Lessor a first priority security interest in its interest in the Equipment and any proceeds thereof. Lessee irrevocably appoints Lessor (acting directly or through any agent) its attorney-in-fact to execute such UCC financing Statements as Lessor shall deem necessary or expedient to perfect or protect such security interest, and Lessee agrees to execute and deliver, at Lessee's expense, such other or additional documents or instruments as Lessor shall reasonably deem necessary or expedient to perfect or protect such security interest. Lessee shall notify Lessor in writing, with full particulars, within 10 days after it learns of the attachment of any lien to any Equipment and of the Equipment's location.


Form: SC.ML1001
[ILLEGIBLE]                                                          Page 2 of 4

Steelcase Financial Services Inc.
a Steelcase Company
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C ME RUN CORP                                                              14130

      (b) LESSEE COVENANTS AND AGREES THAT THE EQUIPMENT WILL NOT BE USED FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES, AND WILL BE USED SOLELY FOR COMMERCIAL OR BUSINESS PURPOSES.

      (c) Lessee shall not relocate any unit of Equipment from the Equipment Location set forth in the applicable Equipment Schedule without the prior written approval of Lessor (which shall not be unreasonably withheld). Lessee agrees to notify Lessor immediately in writing of any change in Lessee's corporate or business name or in the location of its chief executive office.

      (d) Upon reasonable written notice to Lessee, Lessor may inspect the Equipment during normal business hours. At Lessor's request, Lessee will attach identifying labels to each unit of Equipment in a location reasonably suitable for such labels and in a form approved by Lessor showing Lessor's ownership interest therein.

      (e) Lessor may assign this Agreement and/or any Lease. Lessee waives and agrees not to assert against any assignee any defense, set off, recoupment, claim or counterclaim which Lessee has or may at any time have against Lessor for any reason whatsoever; provided that no such assignment shall extinguish or impair any rights Lessee may have against Lessor.

      (f) Upon Lessor's request, Lessee shall within 90 days of the close of each fiscal year of Lessee, deliver to Lessor duplicate copies of Lessee's balance sheet and profit and loss statement, certified by a recognized firm of certified public accountants. Upon request, Lessee will deliver to Lessor duplicate copies of Lessee's most recent quarterly financial report.

      (g) At the request of Lessor, upon execution of this Agreement and each Equipment Schedule pursuant hereto, Lessee shall provide Lessor with copies of the resolutions or other actions or documents authorizing such execution, certified by an appropriate officer of Lessee and such other documents as Lessor may reasonably request.

      (h) If more than one Lessee is named in this Lease, the liability of each Lessee shall be joint and several.

      (i) Lessee hereby agrees that any action by Lessee against Lessor for any default under this Agreement or any Lease shall be commenced within one year after the cause of action accrues.

      (j) Lessee acknowledges that Lessee has selected the manufacturer and supplier of the Equipment to be leased under each Lease and that (i) Lessor has not selected, manufactured or supplied any Equipment and will acquire Equipment only in connection with the applicable Lease thereof; and (ii) Lessee is entitled under Article 2A of the Uniform Commercial Code (the "UCC") to the promises and warranties, including those of any third party, provided to Lessor by the supplier of the Equipment in connection with or as part of the contract by which Lessor acquires the Equipment, and Lessee is entitled to communicate with the supplier of the Equipment and to receive an accurate and complete statement of those promises and warranties, including any disclaimers and limitations thereof or of any remedies.

      (k) To the extent permitted by applicable law, Lessee hereby waives all rights and remedies conferred upon a lessee in respect of each Lease under
Article 2A of the UCC.

      (l) Lessee acknowledges and agrees that to the extent that the Periodic Rent under any Lease is deemed to include finance charges ("Interest"), Lessee agrees to pay all such interest. The rate of any such deemed interest is not intended to exceed the maximum amount of interest permitted to be charged or collected by applicable law, if such interest exceeds such maximum, then the interest payable will be reduced to the legally permitted maximum amount of interest, and any excessive interest will be used to reduce the deemed principal amount of Lessee's obligation or refunded.

11. INDEMNIFICATION.

      (a) Taxes. Lessee agrees to indemnify and hold Lessor harmless on an after tax basis from all fees, taxes (excluding taxes on Lessor's net income), levies, assessments or withholdings of any nature together with penalties and interest (collectively, "Taxes") assessed against Lessor, Lessee, this Agreement, any Lease or the Equipment, arising out of the purchase (including purchase by Lessee), sale, ownership, delivery, leasing, possession, use, operation, or return of the Equipment or any proceeds thereof. Lessee shall pay Lessor on demand as additional Rent any Taxes paid by Lessor.

      (b) General. Lessee agrees, whether or not any Equipment Schedules are executed hereunder, to assume liability for, and does hereby agree to indemnify, protect, save and keep harmless the Lessor from and against any and all liabilities, obligations, losses, damages, penalties, claims (including claims by any employee of the Lessee or any of its contractors), actions, suits and related costs, expenses and disbursements, including reasonable legal fees and expenses of whatsoever kind and nature ("Losses), imposed on, asserted against or incurred by Lessor, in any way relating to or arising out of (i) this Agreement or any Lease, including the enforcement thereof or (ii) the construction, financing, purchase, acceptance, rejection, installation, ownership, delivery, lease, sublease, possession, use, operation, maintenance, repair, condition, sale (including pursuant to Section 12 hereof), abandonment or return of the Equipment (including without limitation latent and other defects, whether or not discoverable by the Lessor or the Lessee, and any claim for patent, trademark or copyright infringement or arising under the strict liability doctrine in tort); provided, that Lessee shall not be obligated to indemnify Lessor for any Losses to the extent resulting from the Lessor's willful misconduct, gross negligence or willful breach of this Agreement or any Lease.

12. DEFAULT.

      (a) Each of the following events shall constitute a default hereunder (a "Default") whether voluntary or involuntary, by operation of law or otherwise:
(i) Lessor has not received a Periodic Rent payment or any other Rent within 10 days after its due date; or (ii) Lessee violates any other term of this Agreement or any Lease and fails to correct such violation within 30 days after written notice thereof from Lessor; or (iii) Lessee or an becomes insolvent, is liquidated or dissolved, stops doing business, or assigns its rights or property for the benefit of creditors; or (iv) a petition is filed by or against Lessee or any guarantor under Title 11 of the United States Code or any successor or similar law; or (v) (for individuals) Lessee or any guarantor dies or a guardian is appointed for such person; or (vi) Lessee (or any affiliate) is in default under or fails to fulfill the terms of any other agreement between Lessee and Lessor or any affiliate of either; or (vii) the Equipment or any part thereof is abused, illegally used or misused; or (viii) any representation or warranty made by Lessee or any guarantor herein or in any Lease or in any statement, certificate or agreement furnished in connection therewith shall prove to be untrue in any material respect as of the date made.

      (b) At any time after a Default hereunder and during the continuance thereof, Lessor may declare this Agreement and each Lease to be in default and at any time thereafter the Lessor may do any one or more of the following: (i) cancel this Agreement and/or all or part of any Lease; (ii) proceed by appropriate action to enforce performance at Lessee's expense of the applicable covenants and terms of the applicable Lease or to recover damages (including reasonable attorneys' fees) for the breach thereof; (iii) demand that the Lessee, and in such case the Lessee shall, return all or any part of the Equipment promptly in the manner required by and in accordance with Section 8 hereof as if such Equipment were being returned at the end of the Lease Term;
(iv) enter, with or without legal process, any premises and take possession of all or any part of the Equipment without any liability to Lessee by reason of such entry; (v) sell, lease or otherwise dispose of all or any part of the Equipment at a public or private sale, which may be conducted where the Equipment is then located, with or without display of the Equipment; (vi) declare immediately due and payable all sums due and to become due under this Agreement and each Lease; (vii) demand that the Lessee, and in such case the Lessee shall, pay to Lessor as liquidated damages for loss of a


Form: SC.ML1001
[ILLEGIBLE]                                                          Page 3 of 4
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Steelcase Financial Services Inc.
a Steelcase Company
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C ME RUN CORP                                                              14130

bargain and not as a penalty (the "Liquidated Damages") an amount equal to the sum of (A) all amounts due and unpaid under each Lease (including any indemnity obligations) plus interest thereon from the due date thereof at a per annum interest rate equal to the prime rate of interest then in effect as published in The Wall Street Journal, plus 2 percentage points (the "Default Rate"); plus
(B) the present value of all future Periodic Rent payments for such Equipment, discounted on an annual basis at the Discount Rate from the scheduled payment dates; plus (C) the present value of the greater of (x) the anticipated residual value of the affected Equipment at the end of the relevant Lease Term, as determined by the Lessor for purposes of calculating the relevant Periodic Rent and Purchase Option Price or (y) the then expected fair market value of the affected Equipment at the end of the relevant Lease Term, in each case discounted on an annual basis at the Discount Rate from the expiration date of the relevant Lease Term, provided that, notwithstanding the foregoing, if the Purchase Option Price is a fixed amount, the value calculated pursuant to this clause (C) shall not exceed the present value of such fixed Purchase Option Price, discounted on an annual basis at the Discount Rate from the expiration date of the relevant Lease Term; plus (D) all commercially reasonable costs and expenses incurred by Lessor in enforcing Lessor's rights hereunder or under any Lease (including without limitation all costs of repossession, recovery, storage, repair, sale, re-lease and reasonable attorneys' fees), together with interest thereon at the Default Rate; or (viii) exercise any other right or remedy which may be available to it under the UCC or any other applicable law. The proceeds of any sale or lease will be applied in the following order of priorities: (1) to pay all of Lessor's expenses in taking, holding, preparing for sale or lease and disposing of Equipment, including all reasonable attorneys' fees and legal expenses; then (2) to pay any late charges and all interest accrued at the Default Rate; then (3) to pay accrued but unpaid Periodic Rent payments, then (4) to pay any unpaid Rent, Liquidated Damages and all other due but unpaid sums. Any remaining proceeds shall be paid to Lessee. If the proceeds of any sale or lease are not enough to pay the amounts owed to Lessor under this Section, Lessee will pay the deficiency.

      (c) In case of failure by the Lessee to procure or maintain insurance, or to pay any fees, assessments, charges or taxes arising with respect to the Equipment, Lessor shall have the right, but shall not be obligated, to effect such insurance or pay such fees, assessments, charges or taxes, as the case may be, and, in that event, the cost thereof shall be payable by Lessee to Lessor upon demand, together with interest at the Default Rate from the date of disbursement by Lessor.

      (d) Lessor's remedies for Default may be exercised instead of or in addition to each other or any other legal or equitable remedies. Lessor has the right to set off any sums received from any source (including insurance proceeds) against Lessee's obligations under each Lease. Lessee waives its right to object to the notice of the time or place of sales or lease and to the manner and place of any advertising. Lessee waives any defense based on statutes of limitations or laches in actions for damages. Lessor's waiver of any Default is not a waiver of its rights with respect to a different or later Default.

13. OPTIONS.

      So long as no Default has occurred and is continuing, upon the expiration of any Lease, Lessee shall have the option (i) to purchase all but not less than all of the Equipment leased under such Lease on an AS IS, WHERE IS basis without representation or warranty, for a cash purchase price equal to the lesser of the Purchase Option Price (plus applicable sales tax) stated on the applicable Equipment Schedule or the Equipment's Fair Market Value (plus any applicable sales taxes) determined as of the end of the applicable Lease Term; or (ii) to extend the Lease Term of such Lease at the then Fair Market Rental of the Equipment for an additional 24 months, or such other term as may be approved by Lessor in its sole discretion. Lessee may exercise the foregoing options only by giving irrevocable written notice thereof to Lessor at least 90 days before the end of the Lease Term or, if the Lease Term has been automatically renewed for one or more monthly periods as provided in Section 3 hereof, at least 30 days before the end of the Lease Term. If the Lease is renewed, the Lessee's obligations (other than the amount of the Periodic Rent payments) shall remain unchanged. "Fair Market Value" or "Fair Market Rental" means the price or rental which a willing buyer or lessee (who is neither a lessee in possession nor a used equipment dealer) would pay for the Equipment in an arm's length transaction to a willing seller or lessor who is under no compulsion to sell or lease. In determining "Fair Market Value," the Equipment shall be assumed to have been maintained as required by the Lease and returned in full compliance with Section 6(d) hereof. In determining "Fair Market Rental," the Equipment shall be assumed to have been maintained as required by the Lease and, in the case of Equipment which requires installation, to be installed in the facility of the prospective lessee.

14. MISCELLANEOUS.

      (a) Time is of the essence of this Lease. So long as there is no Default, Lessor shall not interfere with Lessee's quiet enjoyment of the Equipment.

      (b) All required notices will be considered to have been given if sent by registered or certified mall or overnight courier service to the Lessor or Lessee at the address stated on the applicable Equipment Schedule, or at such other place as such addressee may have designated in writing.

      (c) Each Lease constitutes the entire agreement of the parties with respect to the lease of the Equipment and supersedes and incorporates all prior oral or written agreements or statements. Neither this Agreement nor any Lease may be changed except by written agreement signed by an authorized representative of the party against whom it is to be enforced. If any provision of this Agreement or any Lease is declared invalid under applicable law, the affected provision will be considered omitted or modified to conform to applicable law. All other provisions will remain in full force and effect.

      (d) All of Lessor's rights (including indemnity rights) under this Agreement and each Lease shall survive any expiration or termination of each Lease and this Agreement and shall be enforceable by Lessor.

      (e) This Agreement and each Lease shall be deemed to be made in Michigan and shall be governed by and construed in accordance with internal Michigan law applicable to contracts made and performed in Michigan without regard to conflicts of laws principles. LESSEE WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY LITIGATION ARISING FROM OR RELATED TO THIS AGREEMENT OR ANY LEASE AND LESSEE SUBMITS TO THE JURISDICTION OF THE FEDERAL DISTRICT COURT FOR THE WESTERN DISTRICT OF MICHIGAN OR ANY STATE COURT OF COMPETENT JURISDICTION WITHIN KENT COUNTY, MICHIGAN AND WAIVES ANY RIGHT TO ASSERT THAT ANY ACTION INSTITUTED BY LESSOR IN ANY SUCH COURT IS IN THE IMPROPER VENUE OR SHOULD BE TRANSFERRED TO A MORE CONVENIENT FORUM.

LESSOR:                                  LESSEE:
------                                   ------

STEELCASE FINANCIAL SERVICES, INC.       C ME RUN CORP


                                         /s/ David Myers
--------------------------------------   --------------------------------------
Signature                                Signature

                                         David Myers
--------------------------------------   --------------------------------------
Print or Type Name                       Print or Type Name

                                         President & Chief Operating Officer
--------------------------------------   --------------------------------------
Print or Type Title                      Print or Type Title

                                         5/18/00
--------------------------------------   --------------------------------------
Date                                     Date


Form: SC.ML1001
[ILLEGIBLE]                                                          Page 4 of 4

Steelcase Financial Services Inc.
a Steelcase Company
--------------------------------------------------------------------------------

                             PERSONAL LEASE GUARANTY

Master Lease Agreement 14130 dated APRIL 19, 2000.

1. FOR VALUE RECEIVED, and in consideration of, and in order to induce Steelcase Financial Services Inc., a Michigan corporation ("Lessor"), to enter into the Master Lease Agreement dated APRIL 19, 2000 and one or more Equipment Schedules pursuant thereto (collectively referred to herein as the "Lease") with C ME RUN CORP ("Lessee"), a DE corporation, with its principal place of business at 1 CABOT ROAD, HUDSON, MA 01749- , providing for the lease of certain equipment described in the Lease (herein called the "Equipment"), the undersigned, CAMERON CHELL ("Guarantor"), hereby unconditionally guarantees to Lessor the full and prompt performance by Lessee of all obligations which Lessee presently or hereafter may have to Lessor under the Lease and the payment when due of all rent and all other sums presently or hereafter owing by Lessee to Lessor under the Lease, including without limitation, any indemnity obligations (collectively, the "Obligations"), if there is more than one Guarantor named above, then the obligations of each shall be joint and several and they collectively shall be referred to herein as the "Guarantor."

2. Guarantor hereby expressly waives all defenses which might constitute a legal or equitable discharge of a surety or guarantor, and agrees that this Guaranty shall be valid and unconditionally binding upon Guarantor regardless of (a) the reorganization, merger, or consolidation of Lessee into or with another entity, corporate or otherwise, or the dissolution of Lessee, or the sale or other disposition of all or substantially all of the capital stock, business or assets of Lessee to any other person or party, or (b) the voluntary or involuntary bankruptcy (including a reorganization in bankruptcy) of Lessee, or (c) any modification or amendment of the Lease or the granting by Lessor of any delay in performance to Lessee, or (d) the assertion by Lessor against Lessee of any of Lessor's rights and remedies provided for under the Lease or existing in its favor in law, equity or bankruptcy, or (e) the release of Lessee from any of Lessee's obligations under the Lease by Lessor or by operation of law or otherwise, or (f) any invalidity, irregularity, defect or unenforceability of any provision of the Lease.

3. Guarantor hereby waives notice of and consents to the leasing of all Equipment now or hereafter leased under the Lease and to any subleasing or other use of any Equipment permitted by Lessor (regardless of whom any such sublessee or user may be), to all of the provisions of the Lease, and to any amendment thereof, and to any actions taken thereunder, and to the execution by Lessee of the foregoing documents and of any other agreements, documents and instruments executed by Lessee in connection therewith.

4. Guarantor further waives notice of Lessor's acceptance of this Guaranty, of any default and non-payment and/or non-performance by Lessee under the Lease, or presentment, protest and demand, and of all other matters to which Guarantor might otherwise be entitled. Guarantor further agrees that this Guaranty shall remain and continue in full force and effect notwithstanding any renewal, modification or extension of the Lease or the Lease term of the Equipment, and Guarantor hereby expressly waives all notice of and consent to any such renewal, modification or extension and to the execution by Lessee of any documents pertaining to any such renewal, modification or extension.

5. This Guaranty is a guaranty of payment and performance and not of collection. Guarantor agrees that Guarantor's liability under this Guaranty shall be absolute, primary and direct and that the Lessor shall not be required to pursue any right or remedy it may have against Lessee or any other guarantor of the Obligations or the Equipment under the Lease or otherwise and shall not be required to first commence any action or obtain any judgment against Lessee or any other guarantor of the Obligations before enforcing this Guaranty against Guarantor.

6. Guarantor warrants to Lessor that Guarantor has adequate means to obtain financial information from Lessee and that Guarantor is not relying on Lessor to provide such information now or in the future.

7. Guarantor hereby expressly waives: (a) surrender, release, exchange, substitution, dealing with or taking any additional collateral; (b) abstaining from, taking advantage of or realizing upon any security interest or other guaranty: and (c) any impairment of collateral, including, but not limited to, failure to perfect a security interest in collateral.


Form: SD1012
Rev: 09/10/96                                                        Page 1 of 2

8. Guarantor hereby agrees that the failure of Lessor to insist in any one or more instances upon the strict performance or observance of any of the terms, provisions or covenants of the Lease, or to exercise any of its rights thereunder, shall not be construed or deemed to be a waiver or relinquishment for the future of any such terms, provisions, covenants or rights, but such terms, provisions, covenants and rights shall continue and remain in full force and effect. Receipt by Lessor of any rent or other sums payable under the Lease with knowledge that Lessee has breached any of the terms, provisions, or covenants of the Lease shall not be deemed to be a waiver by Lessor of such breach.

9. No assignment or other transfer by Lessor or Lessee of any interest, right or obligation under the Lease, or assumption by any third party of the obligations of Lessee under the Lease, shall extinguish or diminish the unconditional, absolute, primary and direct liability of Guarantor under this Guaranty, and Guarantor hereby consents to and waives all notice of any such assignment, transfer or assumption.

10. In the event of any action to enforce this Guaranty, the prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees.

11. This Guaranty is assignable by Lessor without notice to Guarantor, but may not be assigned by Guarantor. Any assignee of Lessor shall have all the rights of Lessor hereunder and may enforce this Guaranty against Guarantor with the same force and effect as if this Guaranty were given to such assignee in the first instance. This Guaranty shall be construed liberally in Lessor's favor, shall inure to the benefit of Lessor and its successors and assigns, and shall be binding upon Guarantor and his successors and assigns.

12. Guarantor shall have no right to subrogation, and waives any right to enforce any remedy which Lessor now has or may hereafter have against Lessee, and waives any benefit of, and any right to participate in, any security now or hereafter held by Lessor.

13. This Guaranty shell be governed by the internal laws of the State of Michigan applicable to contracts made and entered into in Michigan. GUARANTOR WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY LITIGATION ARISING FROM OR RELATED TO THIS GUARANTY AND GUARANTOR SUBMITS TO THE JURISDICTION OF ANY FEDERAL DISTRICT OR STATE COURT OF COMPETENT JURISDICTION WITHIN THE STATE OF MICHIGAN AND WAIVES ANY RIGHT TO ASSERT THAT ANY ACTION INSTITUTED BY LESSOR IN ANY SUCH COURT IS IN THE IMPROPER VENUE OR SHOULD BE TRANSFERRED TO A MORE CONVENIENT FORUM.

IN WITNESS WHEREOF, Guarantor (or, if applicable, each Guarantor) has executed this Guaranty this __ day of _______________, 20__.


/s/ Cameron Chell
--------------------------------------------
Guarantor Signature

CAMERON CHELL
--------------------------------------------
Print or Type Name

--------------------------------------------
Print or Type Home Address

--------------------------------------------
Print or Type Home City, State, Zip

--------------------------------------------
Home Phone Number


Form: SD1012
Rev: 09/10/96                                                        Page 2 of 2

                       ADDENDUM TO MASTER LEASE AGREEMENT

--------------------------------------------------------------------------------
Lessor:                                Lessee:
================================================================================
Steelcase Financial Service Inc.       C ME RUN Corp.
1111 44th St., S.E.                    1 Cabot Road
Grand Rapids, Michigan 49506           Hudson, MA 00749
--------------------------------------------------------------------------------

This Addendum supplements and amends the Master Lease Agreement No. 14130 dated as of April 19, 2000, between the undersigned Lessee and the undersigned Lessor (the "Master Lease Agreement"). To the extent any term or provision of this Addendum is inconsistent with the terms set forth in the Master Lease Agreement, the terms of this Addendum shall control. All capitalized terms used and not defined in this Addendum shall have the definitions set forth in the Master Lease Agreement. All references herein to a Section or Sections shall refer to the numbered paragraphs of the Master Lease Agreement.

================================================================================

Paragraph # 4:          The fourth sentence of this paragraph is to read as
                        follows:

                        "If any Periodic Rent or other Rent payment is not paid within 10 days of its due date, Lessee agrees to pay as additional Rent a late charge equal to 5% of the unpaid Rent payment."

Paragraph # 8(a):       The last sentence is section shall read as follows:

                        "Lessee will not make claims adjustments with insurers except with Lessor's prior written consent, which will not be unreasonably withheld."

Paragraph # 10(f):      This section shall read as follows

                        "Upon Lessor's request, Lessee shall within 120 days of the close of each fiscal year of Lessee, deliver to Lessor duplicate copies of Lessee's balance sheet and profit and loss statement, certified by a recognized firm of certified public accountants. Upon request, Lessee will deliver to Lessor duplicate copies of Lessee's most recent quarterly financial report."

Paragraph # 12(a)(i):   This section shall read as follows:

                        "Lessor has not received a Periodic Rent payment or any other Rent within 10 days after providing written notice to Lessee of non-payment";

EXCEPT AS EXPRESSLY MODIFIED HEREIN, THE MASTER LEASE AGREEMENT SHALL BE AND REMAIN IN FULL FORCE AND EFFECT. EFFECT.

LESSOR                                 LESSEE
------                                 ------
Steelcase Financial Services Inc.      C ME RUN Corp.


BY:                                    BY: /s/ David Myers
   -------------------------------        -------------------------------

ITS:                                   ITS: President
    ------------------------------         ------------------------------